Exhibit 10.2

AMENDMENT NO. 8 TO
RECEIVABLES SALE AGREEMENT

This Amendment No. 8 to Receivables Sale Agreement (this “Amendment”) is dated as of August 26, 2010, between Avnet, Inc., a New York corporation (“Originator”), and Avnet Receivables Corporation, a Delaware corporation (“Buyer”).

RECITALS

Originator and Buyer entered into that certain Receivables Sale Agreement, dated as of June 28, 2001, and amended such Receivables Sale Agreement pursuant to Amendment No. 1 thereto, dated as of February 6, 2002, and further amended such Receivables Sale Agreement pursuant to Amendment No. 2 thereto, dated as of June 26, 2002, and further amended such Receivables Sale Agreement pursuant to Amendment No. 3 thereto, dated as of November 25, 2002, and further amended such Receivables Sale Agreement pursuant to Amendment No. 4 thereto, dated as of December 12, 2002, and further amended such Receivables Sale Agreement pursuant to Amendment No. 5 thereto, dated as of August 15, 2003, and further amended such Receivables Sale Agreement pursuant to Amendment No. 6 thereto, dated as of August 3, 2005, and further amended such Receivables Sale Agreement pursuant to Amendment No. 7 thereto, dated as of August 29, 2007 (such agreement, as so amended, the “Sale Agreement”).

Each of the parties hereto now desires to amend the Sale Agreement, subject to the terms and conditions hereof, as more particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Sale Agreement.

Section 2. Amendment. Subject to the terms and conditions set forth herein, Section 1.6 of the Sale Agreement is hereby amended and restated, in its entirety, to read as follows:

Section 1.6 Characterization. If, notwithstanding the intention of the parties expressed in Section 1.1(b), any sale or contribution by Originator to Buyer of Receivables hereunder shall be characterized as a secured loan and not a sale or such sale shall for any reason be ineffective or unenforceable (any of the foregoing being a “Recharacterization”), then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties’ intention that the sale of Receivables hereunder shall constitute a true sale thereof, Originator hereby grants to Buyer a duly perfected security interest in all of Originator’s right title and interest in, to and under all Receivables now existing and hereafter arising through and including the Termination Date, all Collections and Related Security with respect thereto. each Lock-Box and Collection Account all other rights and payments relating to the Receivables and all proceeds of the foregoing to secure the prompt and complete payment of a loan deemed to have been made in an amount equal to the Purchase Price of the Receivables together with all other obligations of Originator hereunder, which security interest shall be prior to all other Adverse Claims thereto. Buyer and its assigns shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative. In the case of any Recharacterization, each of the Originator and the Buyer represents and warrants as to itself that each remittance of Collections by the Originator to the Buyer hereunder will have been (i) in payment of a debt incurred by the Originator in the ordinary course of business or financial affairs of the Originator and the Buyer and (ii) made in the ordinary course of business or financial affairs of the Originator and the Buyer.

Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:

(a) Amendment. The Buyer and the Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

(b) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Sale Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of Buyer and Originator shall be deemed to have represented and warranted such).

(c) No Termination Event or Potential Termination Event. As of the date hereof, both before and after giving effect to this Amendment, no Termination Event or Potential Termination Event shall have occurred and be continuing (and by its execution hereof, each of Buyer and Originator shall be deemed to have represented and warranted such).

Section 4. Miscellaneous.

(a) Effect; Ratification. The amendment set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed (i) to be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Sale Agreement or of any other instrument or agreement referred to therein or (ii) to prejudice any right or remedy which Buyer (or any of its assigns) may now have or may have in the future under or in connection with the Sale Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Sale Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the Sale Agreement, to the “Receivables Sale Agreement” or to the “Sale Agreement” shall mean the Sale Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Sale Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Sale Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Sale Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c) Costs, Fees and Expenses. Without limiting Section 6.2 of the Sale Agreement, Originator agrees to reimburse Buyer and its assigns upon demand for all reasonable and documented out-of-pocket costs, fees and expenses in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsels to Buyer and its assigns).

(d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

(g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

AVNET RECEIVABLES CORPORATION,
as Seller

By:
Name:
Title:

AVNET, INC.,
as Servicer

By:
Name:
Title: